                        SIXTH AMENDMENT AND MODIFICATION
                         TO LOAN AND SECURITY AGREEMENT
                         ------------------------------

         THIS SIXTH AMENDMENT AND MODIFICATION TO LOAN AND SECURITY AGREEMENT (the "Amendment") is made effective as of August 16, 2000 by and among TODAY'S MAN, INC., a Pennsylvania corporation ("Borrower"); each of the Subsidiaries of the Borrower identified under the caption "Guarantor" on the signature pages of this Amendment (individually, a "Guarantor" and, collectively, the "Guarantors"); each of the financial institutions identified under the caption "Lenders" on the signature pages of this Amendment (including without limitation Mellon in such capacity) (individually, a "Lender" and, collectively, the "Lenders"); and MELLON BANK, N.A., a national banking association, as agent for the Lenders (in such capacity, together with its successors in such capacity, the "Agent").

                                   BACKGROUND

A. Borrower, Guarantors, Lender and Agent previously entered into a certain Loan and Security Agreement dated December 4, 1998, as amended by (i) that certain First Amendment and Modification to Loan and Security Agreement dated April 28, 1999, (ii) that certain Second Amendment and Modification to Loan and Security Agreement dated October 13, 1999, (iii) that certain Third Amendment and Modification to Loan and Security Agreement dated March 15, 2000,
(iv) that certain Fourth Amendment and Modification to Loan and Security Agreement dated May 1, 2000, and (v) that certain Fifth Amendment and Modification to Loan and Security Agreement (the "Fifth Amendment") dated May 11, 2000 (collectively, the "Loan Agreement"), pursuant to which, inter alia, Lender agreed to extend to Borrower a revolving credit facility up to a maximum outstanding principal amount of Thirty-Five Million Dollars ($35,000,000.00).

A. Borrowers, Guarantors, Lender and Agent are entering into this Amendment to amend certain terms and conditions of the Loan Agreement.

A. Capitalized terms used herein and not otherwise defined herein shall have the meanings set forth for such terms in the Loan Agreement.

         NOW, THEREFORE, in consideration of the foregoing premises and intending to be legally bound hereby, the parties hereto agree as follows:

1. Tangible Net Worth. Section 13.1 of the Loan Agreement shall be and is hereby amended to read in its entirety as follows:

                  "13.1. Tangible Net Worth. Borrower will maintain Tangible Net Worth of not less than the following amounts for the following periods:



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                  Amount                    Periods
                  ------                    -------

                  $48,809,000.00            as of November 30, 1999 and at all
                                            times thereafter until January 28,
                                            2000; $39,340,000.00 as of January
                                            29, 2000; $36,500,000.00 as of
                                            January 30, 2000 and at all times
                                            thereafter until April 28, 2000;

                  $33,000,000.00            as of April 29, 2000 and at all
                                            times thereafter until May 30,
                                            2000;

                  $34,000,000.00            as of May 31, 2000 and at all times
                                            thereafter until June 30, 2000;

                  $31,991,000.00            as of July 1, 2000 and at all times
                                            thereafter until July 28, 2000;

                  $30,427,000.00            as of July 29, 2000 and at all times
                                            thereafter until August 25, 2000;

                  $29,199,000.00            as of August 26, 2000 and at all
                                            times thereafter until September 29,
                                            2000;

                  $28,523,000.00            as of September 30, 2000 and at all
                                            times thereafter until October 27,
                                            2000;

                  $28,339,000.00            as of October 28, 2000 and at all
                                            times thereafter until November 24,
                                            2000;

                  $29,082,000.00            as of November 25, 2000 and at all
                                            times thereafter until December 29,
                                            2000;

                  $33,575,000.00            as of December 30, 2000 and at all
                                            times thereafter until February 2,
                                            2001;

                  $32,602,000.00            as of February 3, 2001 and at all
                                            times thereafter."

(a) Indebtedness to Tangible Net Worth. Section 13.2 of the Loan Agreement shall be and is hereby amended to read in its entirety as follows:

                  13.2. Indebtedness to Tangible Net Worth Ratio. Borrower will maintain a ratio of Indebtedness (excluding any Subordinated Indebtedness) to Tangible Net Worth of not more than (i) 1.45 to 1.0 as of February 28, 2000 and all times thereafter through August 25, 2000,
         (ii) 1.60 to 1.0 as of August 26, 2000 and all times thereafter through December 29, 2000, (iii) 1.45 to 1.0 as of December 30, 2000 and all times thereafter through February 2, 2001, and (iv) 1.15 to 1.0 as of February 3, 2001 and all times thereafter.

(a) Fixed Charge Coverage Ratio. Agent agrees to waive Borrower's compliance with the Fixed Charge Coverage Ratio covenant set forth in Section
13.4 of the Loan Agreement for the period ending January 31, 2001. Such waiver shall be limited to Borrower's compliance with the Fixed Charge Coverage Ratio covenant solely for the period ending January 31, 2001 and for no other period and such waiver shall not be construed to constitute a waiver of Borrower's or any Guarantor's compliance with any other terms of the Loan Documents or an agreement to enter into any future waivers with Borrower or any Guarantor.

(a) Extension of Permitted Out-Of-Formula Advances and Usage. Notwithstanding anything to the contrary contained in the Loan Agreement (including the terms of Section 3 of the Fifth Amendment), Borrower may continue to exceed the formula availability calculated pursuant to Sections 2.1 and 2.3 of the Loan Agreement by an amount not to exceed (i) $2,500,000.00 for a period commencing on July 16, 2000 and ending on August 15, 2000, (ii) $4,500,000.00 for a period commencing on August 16, 2000 and ending on October 15, 2000, (iii) $4,000,000.00 for a period commencing on October 16, 2000 and ending on November 15, 2000, and (iv) $2,750,000.00 for a period commencing on November 16, 2000 and ending on December 15, 2000. On December 15, 2000, all Out-Of-Formula Advances must be repaid in full. In no event shall the outstanding Revolving Credit Facility Usage (including the permitted Out-Of-Formula Advances described above) exceed $35,000,000.00. For purposes of this Amendment and the Loan Agreement "Out-Of-Formula Advances" shall be redefined to mean the amount by which the then existing Revolving Credit Facility Usage exceeds the then applicable Borrowing Base.

         Upon the occurrence of a Default or an Event of Default under the Loan Documents, at the Agent's option, Borrower will repay all Out-Of-Formula Advances.

(a) Fees. Borrower agrees to pay to Agent (for the benefit of Lender) the fees set forth in that certain fee letter between Borrower and Agent of even date herewith.

(a) Confirmation of Collateral. Nothing contained herein shall be deemed to be a compromise, satisfaction, accord and satisfaction, novation or release of any of the Loan Documents, or any rights or obligations thereunder, or a waiver by Agent or any Lender of any of its rights under the Loan Documents or at law or in equity. All liens, security interest, rights and remedies granted to Agent or Lenders in Loan Documents are hereby ratified, confirmed and continued. Borrowers and Guarantors acknowledge and agree that the term "Loan Documents" as used in the Loan Agreement and any other documents executed in connection therewith shall include, without limitation, this Amendment and any and all other documents executed in connection herewith.

(a) Challenge to Enforcement. Borrower and Guarantors acknowledge and agree that they do not have any defense, set-off, counterclaim or challenge against the payment of any sums owing under the Loan Documents, or the enforcement of any of the terms or conditions thereof.

(a) Representation Warranties. Borrower and Guarantors hereby represent and warrant, which representations and warranties shall survive until all Obligations are paid and satisfied in full, as follows:

1. All representations and warranties of Borrower and Guarantors set forth in the Loan Documents are true and complete in all material respects as of the date hereof.

1. Upon the execution of this Amendment, no condition or event exists or has occurred which would constitute an event of default under the Loan Documents or under any other agreement between Borrower, any Guarantor and any other third party (or would, upon the giving of notice or the passage of time, or both constitute an event of default).

1. Borrower has not received any notice of default or event of default from any other lender, trustee or lessor with respect to any other loan, financing or lease agreement.

1. The execution and delivery of this Amendment by Borrower and Guarantors and all documents and agreements to be executed and delivered pursuant to the terms hereof:

a. have been duly authorized by all requisite corporate action by Borrower and by each Guarantor;

a. will not conflict with or result in the breach of or constitute a default (upon the passage of time, delivery of notice or both) under Borrower's or any Guarantor's Articles of Incorporation, By-Laws or any applicable statute, law, rule, regulation or ordinance or any indenture, mortgage, loan or other document or agreement to which Borrower or any Guarantor is a party or by which any of them is bound or affected; and

a. will not result in the creation or imposition of any lien, charge or encumbrance of any nature whatsoever upon any of the property or assets of Borrower or any Guarantor, except liens in favor of the Agent or as permitted hereunder or under the Loan Documents.

(a) Conditions. The obligation of Agent and Lender to enter into this Amendment is subject to the following conditions (any of which may be waived by Agent):

         (a) Loan Documents. Borrower and Guarantors and all other required persons and entities will have executed and delivered to Agent this Amendment and such other documents as Agent may require.

         (b) Representations and Warranties. All representations and warranties of Borrower and Guarantors set forth in the Loan Documents are true at and as of the date hereof.

         (c) No Default. No condition or event shall exist or have occurred which would constitute a Default or an Event of Default hereunder.

         (d) Fee Letter. Borrower will execute and deliver to Agent that certain fee letter dated of even date herewith.

         (e) Other Documents. Such other documents as may be required to be submitted to Agent by the terms hereof or any of the Loan Documents shall have been delivered by or on behalf of Borrower and Guarantors to Agent.

(a) Additional Documents; Further Assurances. Borrower covenants and agrees to execute and deliver to Agent, or to cause to be executed and delivered to Agent contemporaneously herewith, at the sole cost and expense of Borrower, any and all other documents, agreements, statements, resolutions, certificates, consents and information as Agent may require in connection with the matters or actions described herein. Borrower further covenants and agrees to execute and deliver to Agent or to cause to be executed and delivered at the sole cost and expense of Borrower, from time to time, any and all other documents, agreements, statements, certificates and information as Agent shall reasonably request to evidence or effect the terms hereof, the Loan Agreement, as amended, or any of the other Loan Documents, or to enforce or to protect Agent's interest in the Collateral. All such documents, agreements, statements, certificates and information shall be in form and content acceptable to Agent in its sole discretion.

(a) Certain Fees, Costs, Expenses and Expenditures. Borrower will pay all of the Agent's expenses in connection with the review, preparation, negotiation, documentation and closing of this Amendment and the consummation of the transactions contemplated hereunder, including without limitation, costs and fees and expenses of counsel retained by Agent and all fees related to filings, recording of documents and searches, whether or not the transactions contemplated hereunder are consummated. Nothing contained herein shall limit in any manner whatsoever any Lender's or Agent's right to reimbursement under any of the Loan Documents.

(a) Communications and Notices. All notices, requests and other communications made or given in connection with this Amendment shall be made in accordance with the provisions of the Loan Agreement.

(a)      Time of Essence. Time is of the essence of this Amendment.

(a) No Waiver. Except as otherwise provided herein, nothing contained and no actions taken by Agent in connection herewith shall constitute nor shall they be deemed to be a waiver, release or amendment of or to any rights, remedies, or privileges afforded to Agent under the Loan Documents or under the UCC. Nothing herein shall constitute a waiver by Agent of Borrower's or any Guarantor's compliance with the terms of the Loan Documents, nor shall anything contained herein constitute an agreement by Agent to enter into any further amendments with Borrower and Guarantors.

(a) Inconsistencies. To the extent of any inconsistencies between the terms and conditions of this Amendment and the terms and conditions of the Loan Documents, the terms and conditions of this Amendment shall prevail. All terms and conditions of the Loan Documents not inconsistent herewith shall remain in full force and effect and are hereby ratified and confirmed by Borrower and Guarantors.

(a) Binding Effect. This Amendment and all rights and powers granted hereby will bind and inure to the benefit of the parties hereto and their respective permitted successors and assigns.

(a) Severability. The provisions of this Amendment and all other Loan Documents are deemed to be severable, and the invalidity or unenforceability of any provision shall not affect or impair the remaining provisions which shall continue in full force and effect.

(a) No Third Party Beneficiaries. The rights and benefits of this Amendment and the Loan Documents shall not inure to the benefit of any third party.

(a) Modifications. No modifications of this Amendment or any of the Loan Documents shall be binding or enforceable unless in writing and signed by or on behalf of the party against whom enforcement is sought.

(a) Holidays. If the day provided herein for the payment of any amount or the taking of any action falls on a Saturday, Sunday or public holiday at the place for payment or action, then the due date for such payment or action will be the next succeeding Business Day.

(a) Law Governing. This Amendment has been made, executed and delivered in the Commonwealth of Pennsylvania and will be construed in accordance with and governed by the laws of such Commonwealth, without regard to any rules or principles regarding conflicts of law or any rule or canon of construction which interprets agreements against the draftsman.

(a) Headings. The headings of the Articles, Sections, paragraphs and clauses of this Amendment are inserted for convenience only and shall not be deemed to constitute a part of this Amendment.

(a) Counterparts; Facsimile Signatures. This Amendment may be executed in any number of counterparts, all of which taken together constitute one and the same instrument, and any of the parties hereto may execute this Amendment by signing any such counterpart. Any signature delivered via facsimile shall be deemed an original signature hereto.

(a) Joint and Several. The obligations of Borrower and Guarantors under this Amendment shall be joint and several obligations.

(a)      Waiver of Right to Trial by Jury. BORROWER, GUARANTORS AND THE
LENDER GROUP WAIVE ANY RIGHT TO TRIAL BY JURY ON ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (a) ARISING UNDER THIS AMENDMENT, (b) ARISING UNDER ANY OF THE OTHER LOAN DOCUMENTS OR (c) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF BORROWER, GUARANTORS OR ANY MEMBER OF THE LENDER GROUP WITH RESPECT TO THIS AMENDMENT OR ANY OF THE OTHER LOAN DOCUMENTS OR THE TRANSACTIONS RELATED HERETO OR THERETO, IN EACH CASE WHETHER SOUNDING IN CONTRACT OR TORT OR OTHERWISE. BORROWER, GUARANTORS AND THE LENDER GROUP AGREE AND CONSENT THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY, AND THAT ANY PARTY TO THIS AMENDMENT MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF BORROWER, GUARANTORS AND THE LENDER GROUP TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY. BORROWER AND GUARANTORS ACKNOWLEDGE THAT THEY HAVE HAD THE OPPORTUNITY TO CONSULT WITH COUNSEL REGARDING THIS SECTION, THAT THEY FULLY UNDERSTAND ITS TERMS, CONTENT AND EFFECT, AND THAT THEY VOLUNTARILY AND KNOWINGLY AGREE TO THE TERMS OF THIS SECTION.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement, intending to be legally bound hereby.

                                                       BORROWER:
                                                       ---------

                                                       TODAY'S MAN, INC., a Pennsylvania corporation

                                                       By: ____________________________________
[CORPORATE SEAL]                                       Name/Title: _____________________________

                                                       GUARANTORS:
                                                       ----------

                                                       BENMOL, INC., a Delaware corporation

                                                       By: ____________________________________
[CORPORATE SEAL]                                       Name/Title: _____________________________

                                                       D & L, INC., a Delaware corporation

                                                       By: ____________________________________
[CORPORATE SEAL]                                       Name/Title: _____________________________

                                                       FELD & FELD, INC., a Delaware corporation

                                                       By: ____________________________________
[CORPORATE SEAL]                                       Name/Title: _____________________________

                                                       TODAYSMAN.COM INC., a Delaware corporation

                                                       By: ____________________________________
                                                       Name/Title: _____________________________
(CORPORATE SEAL]


                       (SIGNATURES CONTINUED ON NEXT PAGE)

                    (SIGNATURES CONTINUED FROM PREVIOUS PAGE)


                                                       LENDERS:
                                                       -------

                                                       MELLON BANK, N.A.


                                                       By: ____________________________________
                                                                   Daniel K. Clancy, Vice President

                                                       AGENT:

                                                       MELLON BANK, N.A.


                                                       By: ____________________________________
                                                                   Daniel K. Clancy, Vice President




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